UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2006
SONOCO PRODUCTS COMPANY

Commission File No. 0-516

Incorporated under the laws of South Carolina	I.R.S. Employer Identification No. 57-0248420
1 N. Second St.
Hartsville, South Carolina 29550
Telephone: 843/383-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
     Item 1.01 Entry into a Material Definitive Agreement
Merit Salary Increases
On April 18, 2006, the Executive Compensation Committee of the Company’s Board of Directors approved merit salary increases for members of the Executive Committee as well as other officers. Merit salary increases are based on consideration of the individual’s performance and position in his or her salary range. The following table sets forth the merit salary increases for the Company’s named executives (as defined by the Securities and Exchange Commission in Item 402(a)(3) of Regulation S-K). All merit increases outlined below will become effective on June 1, 2006.

Merit
Name	Salary Increase
Harris E. DeLoach, Jr., President and CEO	4.0%
Charles L. Sullivan, Jr., Executive Vice President	3.5%
Charles J. Hupfer, Senior Vice President	3.5%
Jim C. Bowen, Senior Vice President	3.1%

Ronald E. Holley who is a named executive in the 2006 Proxy Statement did not receive a merit increase because of his pending retirement.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY
Date: April 20, 2006	By:	/s/ C.J. Hupfer
C.J. Hupfer
Senior Vice President and Chief Financial Officer

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